UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 15, 2008
                                                --------------------------------

                            BCAP LLC Trust 2008-IND2
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                         (Exact name of issuing entity)

                                    BCAP LLC
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              (Exact name of depositor as specified in its charter)

                                Barclays Bank PLC
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               (Exact name of sponsor as specified in its charter)

          Delaware                333-140720-09                20-3375999
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(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation            File Number                 Identification
       of depositor)           of issuing entity)            No. of depositor)

        200 Park Avenue, New York, New York                      10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code   (212) 412-4000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On April 15, 2008, BCAP LLC (the "Depositor") caused the issuance of the BCAP LLC Trust 2008-IND2 Mortgage Pass-Through Certificates, Series 2008-IND2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2008 (the "Pooling and Servicing Agreement"), by and between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, Deutsche Bank National Trust Company, as custodian, and HSBC Bank USA, National Association, as trustee. The Class A-1, Class A-2, Class A-X, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $321,264,100 were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of April 14, 2008, by and between the Depositor and the Underwriter.

      In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of April 15, 2008.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of April 15, 2008 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 15, 2008             BCAP LLC

                                 By:   /s/ Tom Hamilton
                                    --------------------------------------------
                                    Name:  Tom Hamilton
                                    Title: President and Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------

 Item 601(a) of
Regulation S-K                                                     Paper (P) or
  Exhibit No.       Description                                   Electronic (E)
  -----------       -----------                                   --------------

5                   Legality Opinion of Cadwalader,                    (E)
                    Wickersham & Taft LLP, dated as of
                    April 15, 2008.

8                   Tax Opinion of Cadwalader, Wickersham              (E)
                    & Taft LLP, dated as of April 15, 2008
                    (included as part of Exhibit 5).

23                  Consent of Cadwalader, Wickersham &                (E)
                    Taft LLP (included as part of Exhibit 5).